     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2001


                                                           Registration No. 333-
                                                         Exhibit Index on page 5


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              VORNADO REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)

                        MARYLAND                         22-1657560
             (State or Other Jurisdiction of           (IRS Employer
              Incorporation or Organization)       Identification Number)

         888 SEVENTH AVENUE, NEW YORK, NEW YORK             10019
            (Address of Principal Executive Offices)      (Zip Code)

                  VORNADO REALTY TRUST 1993 OMNIBUS SHARE PLAN
                            (Full Title of the Plan)

                                  JOSEPH MACNOW
                              VORNADO REALTY TRUST
                  888 SEVENTH AVENUE, NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                 (212) 894-7000
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                             William G. Farrar, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                            Telephone: (212) 558-4000
                            Facsimile: (212) 558-1600

                         CALCULATION OF REGISTRATION FEE

  Title Of                   Number Of                                      Proposed
 Securities                   Shares                   Proposed              Maximum            Amount Of
   To Be                       To Be               Maximum Offering         Aggregate         Registration
 Registered                 Registered            Price Per Share(1)    Offering Price(1)          Fee

     Common Shares
     Of Beneficial
Interest (Par Value $.04
       Per Share)...........3,500,000(2)              $ 40.45           $ 141,575,000.00       $ 35,393.75


    (1) Estimated solely for the purpose of calculating the registration fee. Such estimate has been computed in accordance with Rule 457(c) and the third sentence of Rule 457(h)(1) based upon the average of the high and low price of the Common Shares of Beneficial Interest of Vornado Realty Trust as reported on the New York Stock Exchange on August 20, 2001.

(2) This registration statement shall also cover any of the registrant's Common Shares which become issuable under the registrant's 1993 Omnibus Share Plan by reason of any share dividend, share split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the registrant's outstanding Common Shares.

             STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

This registration statement on Form S-8 registers additional securities of the same class as other securities of the registrant for which a registration statement, also filed on Form S-8 by the registrant and relating to the registrant's 1993 Omnibus Share Plan, is effective. Accordingly, the contents of the registrant's registration statement on Form S-8 (File No. 333-09159), as filed with the Securities and Exchange Commission on July 30, 1996, are hereby incorporated by reference. After giving effect to this filing, an aggregate of 28,500,000 shares of the registrant's common shares have been registered for issuance pursuant to the registrant's 1993 Omnibus Share Plan.

ITEM 8. EXHIBITS.

The exhibits listed in the Exhibit Index beginning on page 5 are filed herewith or incorporated herein by reference.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vornado Realty Trust certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on August 27, 2001.

                           VORNADO REALTY TRUST,
                           a Maryland real estate investment trust

                           By: /s/ Joseph Macnow
                               __________________

                           Joseph Macnow
                           Executive Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven Roth, Michael D. Fascitelli and Joseph Macnow, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this registration statement and any and all registration statements necessary to register additional securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

Signature                          Title                           Date


/s/ Steven Roth            Chairman of the Board of Trustees   August 27, 2001
_______________________    (Principal Executive Officer)
Steven Roth

/s/ Michael D. Fascitelli  President and Trustee               August 27, 2001
_______________________
Michael D. Fascitelli

/s/ Joseph Macnow          Executive Vice President-Chief      August 27, 2001
_______________________    Financial Officer
Joseph Macnow              (Principal Financial
                           and Accounting Officer)

/s/ David Mandelbaum
_______________________
David Mandelbaum           Trustee                             August 27, 2001

/s/ Stanley Simon
_______________________
Stanley Simon              Trustee                             August 27, 2001
/s/ Ronald G. Targan
_______________________
Ronald G. Targan           Trustee                             August 27, 2001

/s/ Richard R. West
_______________________
Richard R. West            Trustee                             August 27, 2001

/s/ Russell B. Wight, Jr.
_______________________
Russell B. Wight, Jr.      Trustee                             August 27, 2001





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
                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

4.1 Amended and Restated Declaration of Trust of Vornado Realty Trust, amended April 3, 1997 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.2 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on October 14, 1997 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Registration Statement on Form S-3 (File No. 333-36080), filed on May 2, 2000)

4.3 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated April 22, 1998 (File No. 001-11954), filed on April 28, 1998)

4.4 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on November 24, 1999 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Registration Statement on Form S-3 (File No. 333-36080), filed on May 2, 2000)

4.5 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 20, 2000 (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Registration Statement on Form S-3 (File No. 333-36080), filed on May 2, 2000)

4.6 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on September 14, 2000

4.7 Articles Supplementary classifying Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share (incorporated by reference to Exhibit 4.1 of Vornado Realty Trust's Current Report on Form 8-K/A, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1997)

4.8 Articles Supplementary classifying Vornado Realty Trust's Series D-1 8.5% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated November 12, 1998 (File No. 001-11954), filed on November 30, 1998)

4.9 Articles Supplementary classifying additional Series D-1 8.5% Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K/A, dated November 12, 1998 (File No. 001-11954), filed on February 9, 1999)

4.10 Articles Supplementary classifying Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 001-11954), filed on March 17,
         1999)

4.11 Articles Supplementary classifying Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

4.12 Articles Supplementary classifying Vornado Realty Trust's Series D-2 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated May 27, 1999 (File No. 001-11954), filed on July 7, 1999)

4.13 Articles Supplementary classifying Vornado Realty Trust's Series D-3 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25, 1999)

4.14 Articles Supplementary classifying Vornado Realty Trust's Series D-4 Preferred Shares (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25, 1999)

4.15 Articles Supplementary classifying Vornado Realty Trust's Series D-5 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated November 24, 1999 (File No. 001-11954), filed on December 23, 1999)

4.16 Articles Supplementary classifying Vornado Realty Trust's Series D-6 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated May 1, 2000 (File No. 001-11954), filed May 19, 2000)

4.17 Articles Supplementary classifying Vornado Realty Trust's Series D-7 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated May 25, 2000 (File No. 001-11954), filed June 16, 2000)

4.18 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-8 Preferred Shares (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated December 8, 2000 (File No. 1-11954), filed on December 28, 2000)

4.19 Amended and Restated Bylaws of Vornado Realty Trust, as amended on March 2, 2000 (incorporated by reference to Exhibit 3.12 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-11954), filed on March 9, 2000)

4.20 Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 20, 1997 (the "Partnership Agreement") (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31, 1998)

4.21 Amendment, dated as of December 16, 1997, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31, 1998)

4.22 Second Amendment, dated as of April 1, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Registration Statement on Form S-3 (File No.
         333-50095), filed on April 14, 1998)

4.23 Third Amendment, dated as of November 12, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated November 12, 1998 (File No. 1-11954), filed on November 30, 1998)

4.24 Fourth Amendment to the Partnership Agreement, dated as of November 30, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated December 1, 1998 (File No. 1-11954), filed on February 9, 1999)

4.25 Fifth Amendment to the Partnership Agreement, dated as of March 3, 1999 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 1-11954), filed on March 17, 1999)

4.26 Sixth Amendment to the Partnership Agreement, dated as of March 17, 1999 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated May 27, 1999 (File No. 001-11954), filed on July 7, 1999)

4.27 Seventh Amendment to the Partnership Agreement, dated as of May 20, 1999 (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K, dated May 27, 1999 (File No. 001-11954), filed on July 7, 1999)

4.28 Eighth Amendment to the Partnership Agreement, dated as of May 27, 1999 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Current Report on Form 8-K, dated May 27, 1999 (File No. 001-11954), filed on July 7, 1999)

4.29 Ninth Amendment to the Partnership Agreement, dated as of September 3, 1999 (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25, 1999)

4.30 Tenth Amendment to the Partnership Agreement, dated as of September 3, 1999 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25, 1999)

4.31 Eleventh Amendment to the Partnership Agreement, dated as of November 24, 1999 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated November 24, 1999 (File No. 001-11954), filed on December 23, 1999)

4.32 Twelfth Amendment to the Partnership Agreement, dated as of May 1, 2000 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated May 1, 2000 (File No. 001-11954), filed on May 19, 2000)

4.33 Thirteenth Amendment to the Partnership Agreement, dated as of May 25, 2000 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated May 25, 2000 (File No. 001-11954), filed on June 16, 2000)

4.34 Fourteenth Amendment to the Partnership Agreement, dated as of December 8, 2000 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated December 8, 2000 (File No. 001-11954), filed on December 28, 2000)

4.35 Fifteenth Amendment to the Partnership Agreement, dated as of December 15, 2000

4.36 Vornado Realty Trust's 1993 Omnibus Share Plan, as amended (incorporated by reference to Exhibit 4.1 of Vornado Realty Trust's registration statement on Form S-8 (File No. 333-09159), filed on July 30, 1996)

4.37 Vornado Realty Trust's 1993 Omnibus Share Plan, as amended (incorporated by reference to Exhibit 4.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.38 Specimen certificate representing Vornado Realty Trust's Common Shares of Beneficial Interest (incorporated by reference to Amendment No. 1 to Vornado Realty Trust's Registration Statement on Form S-3 (File
         No. 33-62395), filed on October 26, 1995)

4.39 Specimen certificate evidencing Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Current Report on Form 8-K, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1998)

4.40 Specimen certificate evidencing Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on March 15, 1999)

4.41 Specimen certificate evidencing Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

5        Opinion of Ballard Spahr Andrews & Ingersoll, LLP

23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in its opinion filed as Exhibit 5)

23.2     Consent of Deloitte & Touche LLP

24       Powers of Attorney (included on page 5)


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